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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 5, 2004
(Date of earliest event reported)

GREAT LAKES REIT
(Exact name of Registrant as specified in its charter)

Maryland	1-14307	36-4238056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523
(Address of principal executive offices, including zip code)

(630) 368-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure

        On March 5, 2004, Great Lakes REIT issued a press release announcing the closing of the sales of nine of its properties and the establishment of a record date for a special meeting of Great Lakes REIT shareholders. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Businesses Acquired:

  Not applicable.

  (b)
  Pro Forma Financial Information:

  Not applicable.

  (c)
  The following exhibit is filed as a part of this current report on Form 8-K:
Exhibit Number	Description
99.1	Great Lakes REIT press release, dated March 5, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT LAKES REIT
	By:	/s/ JAMES HICKS Name: James Hicks Title: Chief Financial Officer and Treasurer
Dated: March 5, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Great Lakes REIT press release, dated March 5, 2004.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX